Dreyfus
High Yield
Strategies Fund



SEMIANNUAL REPORT September 30, 2002




                      DREYFUS HIGH YIELD STRATEGIES FUND

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Cash Flows

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield
                                                                Strategies Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated corporate bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue to base our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

For the six-month period ended September 30, 2002, the fund achieved a total return of -25.23% and produced aggregate income dividends of $0.3720 per share.(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index"), the fund's benchmark, achieved a total return of -9.78% for the same. period.(2)

The reporting period was an extremely difficult one for the high yield bond market and the fund. A weak economy, revelations of corporate scandals and the continued deterioration of business conditions among technology and telecommunications companies severely affected the market for lower rated corporate bonds, causing market-wide price declines. Also, the relatively few number of buyers made it very difficult to sell high yield securities at prices we considered reasonable. The fund's return was considerably lower than that of the Index, primarily because the fund is fully leveraged, which tends to magnify gains and losses.

What is the fund's investment approach?

The fund primarily seeks high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

The fund's investment process involves a "top-down" approach to sector and a fundamental "bottom-up" approach to security selection. We look at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

strength and the company's management. We also employ leverage -- buying additional bonds with borrowed money in an effort to increase the fund's return.

What other factors influenced the fund's performance?

Despite our ongoing efforts to restructure the fund and upgrade the overall credit quality of its holdings, the fund's net asset value fell sharply during the reporting period. High yield market conditions during the reporting period were among the worst ever seen in the history of the high yield market, characterized by a severe lack of liquidity and record defaults.

Although the U.S. economy grew moderately during the reporting period, the recovery from last year' s recession has been weaker than most investors expected. Business conditions for technology and telecommunications companies -- which traditionally have ranked among the high yield market's most active issuers -- remained especially poor. These adverse market conditions were intensified by negative investor sentiment related to a falling stock market, revelations of corporate malfeasance, several high-profile corporate bankruptcies and heightened international tensions. As a result, investors have flocked away from investments such as stocks and high yield bonds, toward relatively safe havens, such as U.S. government securities.

With very few interested buyers, lower rated companies generally have been unable to raise capital through the issuance of high yield bonds. In addition, banks have tightened their lending standards. As a result, many companies that once had ready access to capital have been unable to fund their operations. In some cases, these otherwise sound businesses have been forced into bankruptcy, defaulting on existing debt.

Because the fund is leveraged -- borrowing to increase its investment exposure -- it has been correspondingly susceptible to the market's precipitous decline. Leverage can enhance losses on an absolute basis relative to a fixed benchmark. While the fund is also reported in a Lipper category among funds that can employ leverage, during the reporting period the fund stayed fully leveraged in seeking to maintain its level of income payout. Other funds in the category may have chosen not to be fully leveraged, or not leveraged at all. In the current high yield market, those funds that were fully leveraged were most likely to underperform on a relative basis. In addition, the fund was especially hurt after the September 11 terrorist attacks by its holdings in airlines' equipment trust.

On the other hand, our ongoing efforts to reposition the fund, upgrade its overall credit quality and increase diversification have helped performance somewhat. For example, because the percentage of the fund's assets invested in WorldCom bonds was roughly half that of the Index, the fund was spared the full brunt of WorldCom's bankruptcy and default.

What is the fund's current strategy?

We have continued to upgrade the quality of the fund's holdings whenever market conditions have allowed. As of the reporting period's end, approximately 7% of the fund's assets was invested in investment-grade bonds, mostly in the triple-B category. Among lower quality bonds, we have attempted to focus on securities in the single-B range and higher, investing in various industry groups in close approximation to their representation in the Index. We have also focused more intently on diversification and are attempting to limit any single position to no more than 3% of total assets. We believe that these measures represent a prudent course in this very challenging market.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--131.3%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--4.2%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       4,800,000                3,528,000

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                8,953,000                6,132,805

Stellex Industries,

   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                        13,000,000  (a,b)                 0

                                                                                                                       9,660,805

AIRLINES--3.5%

AMR:

   Deb, 9%, 2012                                                                              1,800,000                  955,422

   Deb., 9.75%, 2021                                                                          2,400,000                1,201,877

Air 2 US,

   Enhanced Equipment Notes,
   Ser. D, 12.226%, 2020                                                                     10,000,000  (c)           5,114,750

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                             6,919,530  (c)             691,953

Northwest Airlines,

   Gtd. Notes, 8.875%, 2006                                                                     164,000                   81,180

                                                                                                                       8,045,182

AUTO, TRUCKS & PARTS--8.6%

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                        6,300,000                5,764,500

Aetna Industries,

   Sr. Notes, Ser. B, 11.875%, 2006                                                          14,195,000  (a)           3,300,338

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                          4,200,000                3,297,000

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                    3,150,000                3,024,000

J.B. Poindexter & Co.,

   Gtd. Sr. Notes, 12.5%, 2004                                                                5,000,000                4,525,000

                                                                                                                      19,910,838

BANKING--.7%

Williams Communication,

   Bank Note, 6.313%, 2006                                                                    2,230,736                1,717,692

BEVERAGES--3.2%

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                                8,000,000                7,400,000


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING & MEDIA--8.6%

Acme Intermediate Holdings/Finance,

   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            5,800,000  (d)           5,082,250

CD Radio,

   Sr. Secured Notes, 14.5%, 2009                                                             3,000,000                  720,000

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                               1,820,000                1,465,100

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                              10,750,000               10,857,500

UIH Australia/Pacific:

   Sr. Discount Notes, Ser. B, 14%, 2006                                                     12,745,000  (a)              95,588

   Sr. Discount Notes, Ser. D, 14%, 2006                                                      2,655,000  (a)              19,912

XM Satellite Radio,

   Sr. Secured Notes, 14%, 2010                                                               4,000,000                1,700,000

                                                                                                                      19,940,350

BUILDING & CONSTRUCTION--3.5%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          4,700,000                2,514,500

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                          6,487,000                3,470,545

Owens Corning:

   Deb., 7.5%, 2018                                                                           6,700,000  (a)           2,144,000

   Notes, 7.7%, 2008                                                                             50,000  (a)              16,000

                                                                                                                       8,145,045

CABLE & MEDIA--12.8%

Charter Communication Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         8,288,000  (d)           2,942,240

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,170,000  (d)             770,350

   Sr. Notes, 10%, 2009                                                                         164,000                  102,500

   Sr. Notes, 10%, 2011                                                                       3,843,000                2,363,445

   Sr. Notes, 10.75%, 2009                                                                   13,000,000                8,385,000

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       2,218,000                1,940,750

Mediacom Broadband,

   Sr. Notes, 11%, 2013                                                                       1,500,000                1,387,500

NTL,

   Deb., 11.2%, 2007                                                                          7,790,000                6,358,588

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                        7,000,000                3,220,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

Telewest Communications:

   Deb., 11%, 2007                                                                            1,520,000  (e)             266,000

   Sr. Discount Notes, 0/9.25%, 2009                                                          2,415,000  (d,e)           392,437

   Sr. Discount Notes, 0/11.375%, 2010                                                        2,000,000  (d,e)           290,000

Young Broadcasting,

   Sr. Sub. Notes, 10%, 2011                                                                  1,488,000                1,346,640

                                                                                                                      29,765,450

CHEMICALS--9.8%

Aqua Chemical,

   Sr. Sub. Notes, 11.25%, 2008                                                               3,000,000                2,400,000

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                  3,841,000                3,706,565

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                             11,205,000                9,356,175

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                               7,495,000                6,951,613

   Notes, 6.5%, 2006                                                                            250,000                  216,438

                                                                                                                      22,630,791

COMMERCIAL LEASE--2.4%

United Rentals,

  Gtd. Sr. Notes, Ser. B, 10.75%, 2008

Williams Scotsman,                                                                            1,775,000                1,704,000

   Sr. Notes, 9.875%, 2007                                                                    4,384,000                3,748,320

                                                                                                                       5,452,320

CONSUMER PRODUCTS--1.7%

Rational Software,

   Convertible Sub. Notes, 5%, 2007                                                             885,000                  695,831

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                         17,631,000  (a)           3,349,890

                                                                                                                       4,045,721

DIVERSIFIED FINANCIAL SERVICE--9.3%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               6,026,000                3,947,030

Finova Group,

   Notes, 7.5%, 2009                                                                          1,365,000                  423,150

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     3,567,000                3,495,660

Tyco International Group,

   Gtd. Notes, 6.375%, 2005                                                                  10,924,000                9,455,967


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICE (CONTINUED)

Wolverine Tube,

   Sr. Notes, Ser. B, 10.5%, 2009                                                             4,400,000                4,202,000

                                                                                                                      21,523,807

ELECTRIC POWER--7.8%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                     2,661,000                1,849,395

CMS Energy:

   Sr. Notes, 7.5%, 2009                                                                        164,000                  125,634

   Sr. Notes, 9.875%, 2007                                                                    2,690,000                2,208,248

Calpine:

   Sr. Notes, 7.625%, 2006                                                                    2,000,000                  870,000

   Sr. Notes, 7.75%, 2009                                                                     7,290,000                2,952,450

   Sr. Notes, 8.5%, 2011                                                                      2,580,000                1,070,700

   Sr. Notes, 8.625%, 2010                                                                      164,000                   66,420

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 8,655,000                3,591,825

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                    7,724,000                4,286,820

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               185,000                   58,275

Niagara Mohawk Power,

   Sr. Notes, Ser. G, 7.75%, 2008                                                               164,000                  192,758

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                      1,850,000  (c)             906,500

                                                                                                                      18,179,025

ENVIRONMENTAL--2.3%

Allied Waste N.A.,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                          5,665,000                5,240,125

FOOD-PROCESSING--1.2%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     4,760,000                2,665,600

FOOD--WHOLESALE--.8%

R.A.B Enterprises,

   Gtd. Sr. Notes, 10.5%, 2005                                                                3,047,000  (f)           1,828,200

FORESTRY & PAPER--3.6%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                        2,450,000                2,535,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FORESTRY & PAPER (CONTINUED)

Buckeye Technologies:

   Sr. Sub. Notes, 8.5%, 2005                                                                 1,000,000                  865,000

   Sr. Sub. Notes, 9.25%, 2008                                                                1,000,000                  835,000

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    7,750,000                4,068,750

                                                                                                                       8,304,500

GAMING--3.4%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                7,650,000                6,655,500

Riviera Holdings,

   Gtd. Sr. Secured Notes, 11%, 2010                                                          1,350,000  (c)           1,269,000

                                                                                                                       7,924,500

HEALTHCARE--1.5%

Healthsouth,

   Sr. Notes, 7%, 2008                                                                        5,278,000                3,536,260

LEISURE TIME--1.5%

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                     4,045,000                3,559,600

MACHINERY--1.9%

Alliance Laundry Systems,

   Sr. Sub. Notes, Ser. B, 9.625%, 2008                                                       4,000,000                3,300,000

Day International Group,

   Sr. Sub. Notes, Ser. B, 11.125%, 2005                                                      1,000,000                1,020,000

                                                                                                                       4,320,000

MINING & METALS--.9%

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                   3,000,000                2,205,000

OIL & GAS--EXPLORATION & PRODUCTION--7.8%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       5,610,000                4,684,350

Dynegy Holdings,

   Sr. Notes, 8.125%, 2005                                                                    4,011,000                1,443,960

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                  6,746,000  (e)           2,934,510

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9.625%, 2008                                                       4,732,000                2,815,540

Williams Cos.:

   Notes, 7.125%, 2011                                                                        3,100,000                1,937,500

   Notes, 8.125%, 2012                                                                        2,000,000  (c)           1,290,000


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)

Wiser Oil,

   Sr. Sub. Notes, 9.5%, 2007                                                                 3,595,000                2,858,025

                                                                                                                      17,963,885

PACKAGING--3.4%

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                       8,000,000                7,880,000

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS.--.4%

Countrywide Home Loans:

   Ser. 2001-9, Cl. B4, 6.75%, 2031                                                             493,180  (c)             425,139

   Ser. 2001-9, Cl. B5, 6.75%, 2031                                                             744,130  (c)             274,087

Residential Funding Mortgage Securities I, REMIC:

   Ser. 2001-S19, Cl. B1, 6.5%, 2016                                                            146,584                  148,824

   Ser. 2001-S19, Cl. B2, 6.5%, 2016                                                             73,340  (c)              68,673

   Ser. 2001-S19, Cl. B3, 6.5%, 2016                                                            146,613  (c)              52,903

                                                                                                                         969,626

STRUCTURED INDEX--1.2%

HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        2,940,000  (g)           2,704,800

TELECOMMUNICATIONS--10.6%

Call-Net Enterprises,

   Sr. Secured Notes, 10.625%, 2008                                                           2,000,000                  520,000

Filtronic,

   Sr. Notes, 10%, 2005                                                                       1,750,000                1,601,250

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                       4,907,000                1,938,265

MGC Communications,

   Sr. Secured Notes, Ser. B, 13%, 2004                                                      11,000,000                4,455,000

MJD Communications,

   Floating Rate Notes, Ser. B, 6.285%, 2008                                                  5,000,000  (h)           2,875,000

Marconi,

   Bonds, 8.375%, 2030                                                                        6,586,000  (a)             757,390

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                      12,350,000  (a)             108,063

   Sr. Notes, Ser. B, 10%, 2008                                                               6,600,000  (a,c)            57,750

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,960,000  (a)             222,000

Qwest,

   Notes, 8.875%, 2012                                                                        1,800,000  (c)           1,575,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Qwest Capital Funding:

   Notes, 7.625%, 2021                                                                        2,700,000                1,066,500

   Notes, 7.9%, 2010                                                                         14,825,000                6,745,375

Tritel PCS,

   Sr. Discount Notes, 0/12.75%, 2009                                                           650,000  (d)             484,250

U.S. Unwired,

   Sr. Sub. Discount Notes,
   Ser. B, 0/13.375%, 2009                                                                    1,325,000  (d)              72,875

WorldCom:

   Notes, 7.5%, 2011                                                                         12,375,000  (a)           1,546,875

   Notes, 7.875%, 2003                                                                        5,550,000  (a)             693,750

                                                                                                                      24,719,343

TEXTILES & APPARREL--2.0%

Levi Strauss & Co.,

   Sr. Notes, 11.625%, 2008                                                                   5,676,000                4,569,180

TRANSPORTATION--2.3%

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    5,000,000                4,731,250

Transportation Maritima Mexicana,

   Sr. Notes, 10.25%, 2006                                                                    1,000,000                  572,500

                                                                                                                       5,303,750

U.S. GOVERNMENT--.0%

Resolution Funding Corp.,

   Principal Strips, 0%, 10/15/2020                                                              51,000                   19,300

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--.5%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.,

  Ser. 2407, Cl. BI, 6.5%, 2/15/2022

   (Interest Only Obligation)                                                                12,211,076  (i)             366,332

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Ctfs.,

  Ser. 2001-52, Cl. YI, 6.5%, 3/25/2021

   (Interest Only Obligation)                                                                23,103,691  (i)             827,292

                                                                                                                       1,193,624

WIRELESS TELECOMMUNICATIONS--9.9%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                        1,065,000  (d)              79,875

   Sr. Notes, 13.625%, 2011                                                                   1,220,000                  237,900

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    4,695,000                2,793,525


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS (CONTINUED)

Crown Castle International:

   Sr. Notes, 9.375%, 2011                                                                    1,386,000                  873,180

   Sr. Notes, 10.75%, 2011                                                                    1,000,000                  675,000

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    3,000,000                  585,000

Microcell Telecommunications,

   Sr. Notes, Ser. B, 14%, 2006                                                               3,500,000  (a)              35,000

Nextel Communications,

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                 11,580,000                8,858,700

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                     4,500,000                3,172,500

SBA Communications:

   Sr. Discount Notes, 0/12.5%, 2008                                                          3,500,000  (d)           1,802,500

   Sr. Notes, 10.25%, 2009                                                                    3,000,000                1,605,000

Satelites Mexicanos,

   Sr. Notes, Ser. B, 10.125%, 2004                                                           1,000,000                  382,500

Telesystem International Wireless:

   Sr. Notes, 14%, 2003                                                                       2,173,000                1,640,615

   Sr. Notes, 14%, 2003                                                                         153,000  (c)             115,515

                                                                                                                      22,856,810

TOTAL BONDS AND NOTES

   (cost $458,203,124)                                                                                               304,181,129

OTHER SECURITIES--.5%
------------------------------------------------------------------------------------------------------------------------------------

BANKING;

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

  Ser. A, 8.79%, 6/30/2008

   (cost $1,318,730)                                                                          1,585,000  (c,h)         1,326,551

PREFERRED STOCKS--9.3%                                                                           Shares                 Value ($)

BROADCASTING & MEDIA--3.5%

Paxson Communications:

   Cum., $1,325                                                                                     931                5,027,400

   Cum. Conv., $975                                                                                 749  (c)           2,996,000

                                                                                                                       8,023,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                     Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--1.6%

Kaiser Group Holdings,

   Cum., $3.85                                                                                  107,377                3,630,685

OIL & GAS--EXPLORATION & PRODUCTION--1.4%

EXCO Resources,

   Cum. Conv., $1.05                                                                            184,924                3,189,939

TELECOMMUNICATIONS--2.5%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                          88,166                5,885,081

FWT, Ser. A,

   Cum., $.10                                                                                 2,786,655  (b,j)                 0

McLeodUSA,

   Ser. A, Non-Cum. Conv., $.4375                                                                47,851                   66,513

                                                                                                                       5,951,594

WIRELESS TELECOMMUNICATIONS--.3%

Nextel Communications, Ser. E,

   Cum., $11.125                                                                                  1,084                  650,400

TOTAL PREFERRED STOCKS

   (cost $33,215,123)                                                                                                 21,446,018

COMMON STOCKS--.0%
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--.0%

Imperial Credit Industries (warrants)                                                           118,282  (b,j)                 0

Kaiser Group Holdings (rights)                                                                  108,168  (b,j,k)               0

                                                                                                                               0

TELECOMMUNICATIONS--.0%

FWT, Cl. A                                                                                      229,600  (b,j)                 0

Loral Cyberstar (warrants)                                                                        6,980  (j)                 698

McLeodUSA (warrants)                                                                            106,032  (j)               5,832

                                                                                                                           6,530

TOTAL COMMON STOCKS

   (cost $102,426)                                                                                                         6,530


                                                                                              Principal
OTHER INVESTMENTS--1.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       919,000  (l)             919,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  919,000  (l)             919,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          919,000  (l)             919,000

TOTAL OTHER INVESTMENTS

   (cost $2,757,000)                                                                                                   2,757,000

SHORT-TERM INVESTMENTS--.9%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.63%, 11/7/2002

   (cost $2,206,298)                                                                          2,210,000                2,206,486

TOTAL INVESTMENTS (cost $497,802,701)                                                             143.2%             331,923,714

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (43.2%)           (100,145,425)

NET ASSETS                                                                                        100.0%             231,778,289

(A)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(B)  THE VALUE OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $16,163,821 OR 7.0% OF NET ASSETS.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  SUBSEQUENT TO 9/30/2002, THIS SECURITY BECAME NON-INCOME PRODUCING

(F)  GUARANTEED BY THE B. MANISCHEWITZ CO. AND MILLBROOK DISTRIBUTION SERVICES.

(G)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(H)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  NON-INCOME PRODUCING SECURITY.

(K)  THE RIGHTS  ALLOW THE  HOLDER TO PUT  PREFERRED  STOCK BACK TO THE  COMPANY
     UNDER CERTAIN CONDITIONS.

(L)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           497,802,701   331,923,714

Cash                                                                    628,678

Interest receivable                                                  13,522,275

Dividends receivable                                                    357,287

Unrealized appreciation on credit default swaps                         121,786

Prepaid expenses                                                         33,724

                                                                    346,587,464
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                   249,136

Due to Shareholder Servicing Agent--Note 3(b)                            20,463

Loan payable--Note 2                                                114,000,000

Interest payable--Note 2                                                216,567

Payable for investment securities purchased                              70,981

Accrued expenses                                                        252,028

                                                                    114,809,175
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      231,778,289
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     975,692,570

Accumulated distributions in excess of investment income--net          (813,280)

Accumulated net realized gain (loss) on investments
  and financial futures                                            (577,343,799)

Accumulated net unrealized appreciation (depreciation)
  on investments and swap transactions                             (165,757,202)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      231,778,289
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)                                 68,514,504

NET ASSET VALUE, per share ($)                                             3.38

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            28,275,999

Dividends                                                            1,578,460

TOTAL INCOME                                                        29,854,459

EXPENSES:

Management fee--Note 3(a)                                            1,922,079

Interest expense--Note 2                                             2,272,075

Shareholder servicing costs--Note 3(a,b)                               229,975

Professional fees                                                      100,652

Trustees' fees and expenses--Note 3(c)                                  91,697

Shareholders' reports                                                   63,902

Registration fees                                                       29,426

Custodian fees--Note 3(a)                                               23,161

Miscellaneous                                                           18,676

TOTAL EXPENSES                                                       4,751,643

Less--reduction in management and shareholder servicing fees
  due to undertakings--Note 3(a,b)                                    (277,634)

NET EXPENSES                                                         4,474,009

INVESTMENT INCOME--NET                                              25,380,450
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (52,875,877)

Net realized gain (loss) on swap transactions                       (6,601,350)

Net realized gain (loss) on financial futures                          246,493

NET REALIZED GAIN (LOSS)                                           (59,230,734)

Net unrealized appreciation (depreciation) on investments
  and swap transactions                                            (46,629,351)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (105,860,085)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (80,479,635)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CASH FLOWS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest Received                                      24,442,751

Dividends Received                                        722,861

Interest and loan commitment fees paid                 (2,361,036)

Operating expenses paid                                  (594,470)

Paid to The Dreyfus Corporation                        (1,751,257)   20,458,849
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                    (410,740,752)

Net purchases of short-term portfolio securities       (4,405,141)

Proceeds from sales of portfolio securities           476,901,617

Swap Transactions                                      (6,601,350)

Variation Margin                                          527,818    55,682,192
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Dividends paid                                        (25,291,358)

Loan Payments                                         (51,000,000) (76,291,358)

Decrease in cash                                                      (150,317)

Cash at beginning of period                                            778,995
--------------------------------------------------------------------------------

CASH AT END OF PERIOD                                                  628,678
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM

  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Decrease in Net Assets Resulting From Operations               (80,479,635)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING

  FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

Increase in interest receivable                                      2,572,503

Decrease in interest and loan commitment fees                         (88,961)

Decrease in accrued operating expenses                                 (3,257)

Increase in prepaid expenses                                           31,232

Decrease in due to The Dreyfus Corporation                           (106,812)

Net Interest sold on investments                                   (1,226,442)

Net realized gain on investments                                   59,230,734

Net unrealized depreciation on investments                         46,629,351

Noncash Dividends                                                    (855,599)

Net amortization of discount and premium on investments            (5,244,265)
--------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                          20,458,849
--------------------------------------------------------------------------------

SUPPLEMENTARY DISCLOSURE NONCASH FINANCING ACTIVITIES ($):

Reinvestment of dividends which increases paid-in capital           5,048,007

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002            Year Ended
                                               (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         25,380,450           53,543,419

Net realized gain (loss) on investments       (59,230,734)        (212,319,993)

Net unrealized appreciation (depreciation)
   on investments                             (46,629,351)         124,523,400

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (80,479,635)         (34,253,174)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (25,272,108)         (59,887,317)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                 5,048,007           11,025,306

TOTAL INCREASE (DECREASE) IN NET ASSETS      (100,703,736)         (83,115,185)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           332,482,025          415,597,210

END OF PERIOD                                 231,778,289          332,482,025
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED          1,130,768            1,967,569

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.



                                                      Six Months Ended
                                                    September 30, 2002                       Year Ended March 31,
                                                                             ------------------------------------------------------
                                                            (Unaudited)          2002(a)       2001         2000         1999(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              4.93           6.35         10.06        11.83        15.00

Investment Operations:

Investment income--net                                             .37(c)         .81(c)       1.14         1.46         1.38

Net realized and unrealized
   gain (loss) on investments                                    (1.55)         (1.33)        (3.57)       (1.75)       (3.35)

Total from Investment Operations                                 (1.18)          (.52)        (2.43)        (.29)       (1.97)

Distributions:

Dividends from investment income--net                             (.37)          (.90)        (1.28)       (1.48)       (1.20)

Net asset value, end of period                                    3.38           4.93          6.35        10.06        11.83

Market value, end of period                                       4.24           5.41          6.47         8 7/8       11 7/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                             (20.37)(e)      (1.84)       (14.09)      (14.35)      (14.12)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          1.53(f)        1.52          1.61         1.50         1.46(f)

Ratio of interest expense
   to average net assets                                          1.58(f)        2.99          3.13         2.21         2.17(f)

Ratio of net investment income
   to average net assets                                         11.88(f)       14.95         14.35        13.20        11.64(f)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation
   and UBS Warburg LLC                                             .19(f,g)       .19(g)         --           --           --

Portfolio Turnover Rate                                          95.57(e)      239.11         42.61        28.37        59.40(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           231,778        332,482       415,597      646,676      742,833

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  MARCH 31,  2002 WAS TO  DECREASE  NET
     INVESTMENT  INCOME PER SHARE BY $.05,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.05 AND DECREASE THE RATIO OF NET
     INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM 15.96% TO 14.95%.  PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

(G)  REPRESENTS WAIVER OF .10 OF 1% OF MANAGED ASSETS BY THE DREYFUS CORPORATION
     AND OF .03 OF 1% OF MANAGED ASSETS BY UBS WARBURG LLC.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified
closed-end   management  investment  company.  The  fund's  primary  investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus
Corporation (the "Manager" ) serves as the fund's investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transac-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount or premium on investments is recognized on a scientific basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,754 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (" newly issued shares") or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On  September  26, 2002, the Board of Trustees declared a cash dividend of $.062
per   share   from  investment  income-net,  payable  on  October  24,  2002  to shareholders of record as of the close of business on October 10, 2002.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


The fund has an unused capital loss carryover of $484,818,765 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $32,078,398 of the carryover expires in fiscal 2007, $32,334,001 expires in fiscal 2008, $136,674,723 expires in fiscal 2009 and $283,731,643 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was as follows: ordinary income $59,887,317. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Borrowings:

The fund has entered into a $300,000,000 Revolving Credit and Security Agreement ("Revolving Credit Agreement") which expires on June 15, 2006. Under the terms of the Revolving Credit Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund pays certain other fees associated with the "Revolving Credit Agreement". During the period ended September 30, 2002, $409,175 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended September 30, 2002, under the Agreement, was approximately $138,880,000, with a related weighted average annualized interest rate of 1.87%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

For the period from April 1, 2002 through April 4, 2003, the Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the Managed Assets. The reduction in management fee, pursuant to the undertaking, amounted to $213,565 during the period ended September 30, 2002.

The fund compensates Mellon Investor Services LLC, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $6,000 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $23,161 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended September 30, 2002, the fund was charged $213,564 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2002 through April 4, 2003, UBS Warburg LLC has agreed to waive receipt of a portion of the fund's shareholder services fee in the amount of .03 of 1% of the Managed Assets. The reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $64,069 during the period ended September 30, 2002.


(c) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

(d) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it's available cash balances in affiliated money market funds as shown in the fund's statement of Investments. Management fees are not charged to these accounts. The fund derives $3,896 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2002, amounted to $387,812,689 and $448,373,635, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

In addition the following summarizes open credit default swap agreements at September 30, 2002.


                                                       RATE PAID BY THE
                                                                FUND ON
NOTIONAL                      TERMINATION                      NOTIONAL                                 PAYMENTS RECEIVED BY
AMOUNT ($)                           DATE                     AMOUNT (%)                                            THE FUND
------------------------------------------------------------------------------------------------------------------------------------

5,000,000                        7/1/2007                           .04                       The fund receives upon failure
                                                                                                        to pay or default by
                                                                                                 Federal Republic of Germany,
                                                                                                  4.5%, 7/4/2009, $1,000,000
                                                                                                or $10,000,000, respectively.

5,000,000                        6/5/2007                         .0825                       The fund receives upon failure
                                                                                            to pay or default by Republic of
                                                                                                 Portugal ,6.625%, 5/13/2008,
                                                                                                   $1,000,000 or $10,000,000,
                                                                                                                respectively.

10,000,000                      7/29/2007                           .7                        The fund receives upon failure
                                                                                          to pay or default of Credit Suisse
                                                                                              First Boston, 2.06%, 10/6/2003,
                                                                                                   $1,000,000 or $10,000,000,
                                                                                                                respectively.

The fund enters into credit default swaps to hedge its exposure to market declines on debt securities. Credit default swaps involve the exchange of commitments to pay a specified interest rate based on the notional amount in exchange for the receipt of payment upon failure to pay or default of an underlying security. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is a risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with the counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

The fund records a net receivable or payable on a daily basis for the amount expected to be received or paid during the period. The swap is marked to market on a daily basis and this amount is recorded as unrealized gain or loss on the Statement of Operations.

The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2002, there were no financial futures contracts outstanding.

At September 30, 2002, accumulated net unrealized depreciation on investments was $165,878,279, consisting of $6,412,854 gross unrealized appreciation and $172,291,133 gross unrealized depreciation.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES

OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

James M. Fitzgibbons

J. Tomlinson Fort

Kenneth A. Himmel

Stephen J. Lockwood

Roslyn M. Watson

Benaree Pratt Wiley

OFFICERS

President

      Stephen E. Canter

Executive Vice President

      Gerald E. Thunelius

Vice President

      Mark N. Jacobs

Secretary

      Steven F. Newman

Assistant Secretaries

      Jeff Prusnofsky
      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      William McDowell

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Keith Chan

Martin F. Fetherston

Louis Geser

Michael Hoeh

William Howarth

Greg Jordan

Kenneth D. Smalley

Gerald E. Thunelius

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Mellon Investor Services LLC

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                                        The Fund



             For More Information


                        Dreyfus High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Mellon Investor Services LLC

                        Overpeck Centre
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2002 Dreyfus Service Corporation                                  430SA0902